                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                October 8, 1997

                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-3613                                               63-0574085
(Commission File No.)                          (IRS Employer Identification No.)



  420 NORTH 20TH STREET
 BIRMINGHAM, ALABAMA                                          35203
  (Address of principal                                     (Zip Code)
   executive offices)

                                 (205) 254-5509
               (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS

         There is annexed to this Form 8-K a press release of SouthTrust Corporation (the "Company") and accompanying financial information of the Company relating to, among other things, the results of operations and financial condition of the Company for the quarter ended September 30, 1997.

CONTACT:          BUTCH CROUCH
                  INVESTOR RELATIONS
                  (205) 254-6868

                  JEANNIE COLQUETT
                  CORPORATE COMMUNICATIONS
                  (205) 254-5523

FOR IMMEDIATE RELEASE





                SOUTHTRUST ANNOUNCES RECORD THIRD QUARTER RESULTS

         BIRMINGHAM, Ala. (October 8, 1997) ---SouthTrust Corporation reported record earnings for the third quarter of 1997, according to Wallace D. Malone, Jr., chairman and chief executive officer of the Corporation.

         For the quarter ended Sept. 30, 1997, net income totaled $78.5 million, up 19 percent over the $65.7 million reported a year ago. Per share, the comparison was $0.78 for the third quarter of 1997 versus $0.68 for the third quarter of 1996, an increase of 15 percent.

         For the nine months period, net income was $224.8 million, an increase of 21 percent over the $186.3 million reported in 1996. Net income per share for the nine months was $2.25 compared with $1.98 a year ago.

         "We are very pleased with SouthTrust's performance during the third quarter," Malone said. "Key indicators such as asset totals as well as loan and deposit growth show the company's strength as we move into the fourth quarter. We believe SouthTrust is in a good position to finish the year at a record level."


                                    --more--

SouthTrust Announces
October 8, 1997
Page Two


         Stockholders' equity grew to $2.0 billion as of Sept. 30, 1997, representing a 20 percent increase over the $1.7 billion in stockholders' equity reported one year ago. Return on average stockholders' equity was 15.76 percent for the quarter.

         Total assets increased 20 percent, reaching a level of $29.8 billion as of Sept. 30, 1997. This compares with $24.8 billion one year ago. Loans increased 20 percent to $21.7 billion, while deposits increased 14 percent to $19.0 billion.

         SouthTrust Corporation currently operates more than 530 offices in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee. The company offers a complete line of banking and other related financial services to commercial and retail customers.

         SouthTrust Corporation common stock trades on the NASDAQ Stock Market under the symbol SOTR.


                                    --more--

SOUTHTRUST CORPORATION                                                         3


FINANCIAL HIGHLIGHTS

INCOME SUMMARY                      Three Months Ended                   Nine Months Ended
                                   --------------------                --------------------
(In thousands,                            Sep 30,             %               Sep 30,              %
except per share data)               1997        1996       Change       1997        1996        Change
-------------------------------------------------------------------------------------------------------
Net income                         $ 78,488    $ 65,721       19       $224,755    $186,285        21
Average shares outstanding          100,692      96,673        4         99,874      94,066         6
Per share:
   Net income                      $   0.78    $   0.68       15       $   2.25    $   1.98        14
   Cash dividends declared             0.25        0.22       14           0.75        0.66        14
Return on average assets               1.07%       1.09%                   1.07%       1.10%
Return on average equity              15.76       15.90                   15.91       15.89
Net interest margin (FTE)              3.89        4.05                    3.96        4.03
Non-interest expense as a %
   of average total assets             2.63        2.82                    2.62        2.78
Efficiency ratio                      57.26       58.62                   56.36       57.21


CREDIT QUALITY ANALYSIS

The following table summarizes the Company's non-performing assets and accruing loans 90 days or more past due for the last five quarters.

                                                ---------------------------------------------------
                                                            1997                       1996
(In Millions)                                   SEP 30,    Jun 30,    Mar 31,    Dec 31,    Sep 30,
                                                ---------------------------------------------------
Non-accrual loans                               $ 115.2    $ 103.7    $ 108.0    $  82.8    $  96.4
Restructured loans                                  0.6        0.7        0.6        2.1        2.3
                                                ---------------------------------------------------
  Total non-performing loans                      115.8      104.4      108.6       84.9       98.7
Other real estate owned                            47.7       52.6       46.5       43.9       35.3
Other repossessed assets                           12.4       12.0       10.1       10.2        9.0
                                                ---------------------------------------------------
  Total non-performing assets                     175.9      169.0      165.2      139.0      143.0
Accruing loans 90 days or more past due            50.9       45.3       36.9       40.4       44.8
                                                ---------------------------------------------------
  Total non-performing assets and accruing
    loans 90 days or more past due              $ 226.8    $ 214.3    $ 202.1    $ 179.4    $ 187.8
                                                ===================================================

Allowance for loan losses                       $ 310.7    $ 297.7    $ 284.5    $ 269.9    $ 252.9
Provision for loan losses                          20.0       26.5       22.4       27.2       21.9
Net charge-offs                                 $   9.9    $  13.3    $  11.6    $  12.5    $  10.4
RATIOS:
For the Period Ended:
  Net charge-offs as a % of average
    net loans (annualized basis)                   0.18%      0.26%      0.24%      0.27%      0.24%
Period End:
  Allowance as a % of net loans                    1.43       1.41       1.41       1.40       1.40
  Allowance as a % of non-
    performing loans                             268.38     285.08     261.89     317.57     256.17
  Non-performing assets as a % of loans net
    of unearned income plus OREO                   0.81       0.80       0.82       0.72       0.79
  Non-performing assets and accruing loans 90
    days or more past due as a % of loans
    net of unearned income plus OREO               1.04       1.01       1.00       0.93       1.04
                                                ---------------------------------------------------

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SOUTHTRUST CORPORATION                                                         4

TAXABLE EQUIVALENT INTEREST YIELDS/RATES

                                              -------------------------------------------
                                                        1997                  1996
INTEREST INCOME                               SEP 30,  Jun 30,  Mar 31,  Dec 31,  Sep 30,
                                              -------------------------------------------
Interest and fees on loans                     8.76%    8.81%    8.79%    8.73%    8.81%
Interest on securities:
  Taxable                                      7.09     7.17     7.02     7.17     6.80
  Non-taxable                                 11.05    10.47    10.58    10.25    10.48
Securities available for sale                  6.53     6.69     6.51     6.41     6.38
Interest on short-term investments             7.13     8.04     7.36     7.34     7.47
                                              -------------------------------------------
  Total interest-earning assets                8.35     8.41     8.39     8.34     8.35

INTEREST EXPENSE
Interest on deposits                           4.63%    4.60%    4.70%    4.72%    4.71%
Interest on short-term borrowings              5.57     5.55     5.39     5.28     5.34
Interest on Federal Home Loan Bank advances    5.38     5.41     5.17     5.30     5.32
Interest on long-term debt                     6.36     6.13     5.98     5.90     5.96
                                              -------------------------------------------
  Total interest-bearing liabilities           4.95     4.93     4.93     4.92     4.92

Net interest margin                            3.89%    3.97%    4.04%    4.03%    4.05%
                                              ==========================================
Net interest spread                            3.40     3.48     3.46     3.42     3.43
                                              ==========================================


STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL

                                                  ------------------------------------------------------------------------
                                                                   1997                                    1996
                                                  SEP 30,         Jun 30,         Mar 31,         Dec 31,         Sep 30,
                                                  ------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Stockholders' equity to assets                       6.77%           6.69%           6.84%           6.62%           6.77%
Book value per share                              $ 20.19         $ 19.57         $ 18.78         $ 18.05         $ 17.47
End of period shares outstanding (000's)           99,794          99,713          99,619          96,139          96,052

REGULATORY CAPITAL:
Tier I capital ratio                                 7.50%*          7.43%           7.66%           7.33%           7.57%
Supplemental capital elements                        4.08 *          4.14            4.30            4.46            3.66
                                                  ------------------------------------------------------------------------
Total risk-based capital ratios                     11.58%*         11.57%          11.96%          11.79%          11.23%
                                                  ========================================================================
Leverage ratio                                       6.11%           6.08%           6.47%           6.21%           6.37%
                                                  ========================================================================

 * Current quarter ratios are estimated.

SOUTHTRUST CORPORATION                                                         5


CONDENSED STATEMENTS OF CONDITION

                                                 ENDING BALANCE           QUARTER AVERAGE              YTD AVERAGE
(Unaudited)                                   SEP 30,      Sep 30,      SEP 30,      Sep 30,      SEP 30,      Sep 30,
(In millions)                                  1997         1996         1997         1996         1997         1996
                                             ----------------------    ----------------------    ----------------------
Loans, net of unearned income                $21,667.8    $18,057.8    $21,333.6    $17,446.4    $20,545.1    $16,328.4
Investment securities:
  Taxable                                      2,239.1      1,509.4      2,039.7      1,490.5      1,950.4      1,439.4
  Non-taxable                                    180.0        220.3        186.8        223.6        196.1        234.9
                                             ----------------------    ----------------------    ----------------------
    Total investment securities                2,419.1      1,729.7      2,226.5      1,714.1      2,146.5      1,674.3
Securities available for sale                  3,349.8      2,873.9      3,432.2      2,896.9      3,282.2      2,827.5
Short-term investments:
  Federal funds sold and securities
   purchased under resale agreements              72.1         72.5         39.2         34.7         25.1         75.4
  Interest-bearing deposits in other banks        19.6         14.7         19.4         18.3         18.6         18.0
  Assets held for sale                           370.0        272.7        357.8        261.1        299.8        255.2
                                             ----------------------    ----------------------    ----------------------
    Total short-term investments                 461.7        359.9        416.4        314.1        343.5        348.6
      Total earning assets                    27,898.4     23,021.3     27,408.7     22,371.5     26,317.3     21,178.8
Allowance for loan losses                       (310.7)      (252.9)      (307.4)      (247.6)      (292.2)      (232.2)
Other assets                                   2,176.5      2,007.6      1,986.4      1,787.8      1,959.5      1,713.4
                                             ----------------------    ----------------------    ----------------------
  Total assets                               $29,764.2    $24,776.0    $29,087.7    $23,911.7    $27,984.6    $22,660.0
                                             ======================    ======================    ======================
Deposits:
  Interest-bearing                           $16,890.2    $14,197.0    $16,662.9    $13,837.5    $15,757.5    $13,323.4
  Other                                        2,120.7      2,427.7      1,973.2      2,303.1      2,102.3      2,242.9
                                             ----------------------    ----------------------    ----------------------
    Total deposits                            19,010.9     16,624.7     18,636.1     16,140.6     17,859.8     15,566.3
Federal funds purchased and other
  short-term borrowed funds                    4,779.1      3,924.6      4,817.6      3,917.8      4,928.2      3,602.1
Federal Home Loan Bank advances                2,532.4      1,397.2      2,243.4      1,176.0      1,892.5        922.1
Long-term debt                                   981.9        783.5        981.6        657.7        981.1        629.3
Other liabilities                                444.8        367.8        433.3        375.0        434.8        373.9
Stockholders' equity                           2,015.1      1,678.2      1,975.7      1,644.6      1,888.2      1,566.3
                                             ----------------------    ----------------------    ----------------------
  Total liabilities and
    stockholders' equity                     $29,764.2    $24,776.0    $29,087.7    $23,911.7    $27,984.6    $22,660.0
                                             ======================    ======================    ======================

SOUTHTRUST CORPORATION                                                         6

CONDENSED STATEMENTS OF INCOME
FULLY-TAXABLE EQUIVALENT BASIS                     QUARTER ENDED             NINE-MONTHS ENDED                YEAR ENDED
(Unaudited)                                    SEP 30,      Sep 30,       SEP 30,        Sep 30,        DEC 31,        Dec 31,
(In thousands, except per share data)            1997         1996          1997           1996           1996           1995
                                              ----------------------    --------------------------    --------------------------
Interest income:
 Interest and fees on loans                   $ 471,148    $ 386,206    $ 1,350,633    $ 1,078,991    $ 1,486,719    $ 1,211,926
 Interest on investment securities:
  Taxable                                        36,447       25,479        103,877         72,160        101,862        100,832
  Non-taxable                                     5,205        5,892         15,668         18,935         24,499         30,839
                                              ----------------------    --------------------------    --------------------------
    Total interest on investment securities      41,652       31,371        119,545         91,095        126,361        131,671
 Interest on securities available for sale       56,481       46,986        162,069        134,517        180,261        139,813
 Interest on short-term investments               7,483        5,895         18,478         16,818         22,760         15,528
                                              ----------------------    --------------------------    --------------------------
    Total interest income                       576,764      470,458      1,650,725      1,321,421      1,816,101      1,498,938
Interest expense:
 Deposits                                       194,575      163,992        547,002        473,255        644,613        564,064
 Short-term borrowings                           67,679       52,558        203,057        144,129        194,159        174,330
 Federal Home Loan Bank advances                 30,450       15,724         75,445         36,284         57,387         20,511
 Long-term debt                                  15,744        9,859         45,198         28,667         42,035         32,518
                                              ----------------------    --------------------------    --------------------------
    Total interest expense                      308,448      242,133        870,702        682,335        938,194        791,423
    Net interest income                         268,316      228,325        780,023        639,086        877,907        707,515
 Taxable equivalent adjustment                   (2,522)      (2,875)        (7,647)        (9,085)       (11,881)       (14,315)
Provision for loan losses                        20,002       21,905         68,880         62,830         90,027         61,286
                                              ----------------------    --------------------------    --------------------------
    Net interest income after provision
    for loan losses                             245,792      203,545        703,496        567,171        775,999        631,914
Non-interest income:
 Service charges on deposit accounts             32,686       28,738         94,321         79,517        109,211         93,276
 Mortgage banking operations                      7,135        8,606         19,996         30,796         42,096         31,712
 Bank card fees                                   5,535        5,417         17,141         16,397         22,726         18,699
 Trust fees                                       6,171        5,298         17,904         15,804         21,887         18,936
 Other fee income                                11,307        8,554         31,428         27,020         36,845         33,758
 Securities gains, net                            1,053           86          1,451            142          1,409            193
 Other                                            5,909        3,811         13,579         15,902         20,635         12,090
                                              ----------------------    --------------------------    --------------------------
    Total non-interest income                    69,796       60,510        195,820        185,578        254,809        208,664

Non-interest expense:
 Salaries and employee benefits                 105,202       81,956        298,065        241,552        331,600        281,546
 Net occupancy expense                           15,216       12,924         43,593         37,255         49,361         43,423
 Equipment expense                               11,785        9,442         32,978         26,691         37,336         30,932
 Other                                           60,784       64,931        174,550        166,234        225,001        180,633
                                              ----------------------    --------------------------    --------------------------
    Total non-interest expense                  192,987      169,253        549,186        471,732        643,298        536,534
    Income before income taxes                  122,601       94,802        350,130        281,017        387,510        304,044
Income tax expense                               44,113       29,081        125,375         94,732        132,807        105,039
                                              ----------------------    --------------------------    --------------------------
    Net income                                $  78,488    $  65,721    $   224,755    $   186,285    $   254,703    $   199,005
                                              ======================    ==========================    ==========================

Avg number of shares outstanding (000's)        100,692       96,673         99,874         94,066         94,769         84,401
Net income per share                          $    0.78    $    0.68    $      2.25    $      1.98    $      2.69    $      2.36
Cash dividends per share                           0.25         0.22           0.75           0.66           0.88           0.80
                                              ----------------------    --------------------------    --------------------------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                SOUTHTRUST CORPORATION


                                      By:        /s/ WILLIAM L. PRATER
                                          ---------------------------------
                                                   William L. Prater
                                                 Senior Vice President

Date: October 8, 1997
      -----------------